UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 15, 2023

KENSINGTON CAPITAL ACQUISITION CORP. V

(Exact name of registrant as specified in charter)

Cayman Islands	001-40741	98-1592043
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1400 Old Country Road, Suite 301 Westbury, New York	11590
(Address of principal executive offices)	(Zip code)

(703) 674-6514

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and three-fourths of one redeemable warrant	KCGI.U	The New York Stock Exchange
Class A ordinary shares included as part of the units	KCGI	The New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	KCGI WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 15, 2023, Kensington Capital Acquisition Corp. V, a Cayman Islands exempted company incorporated with limited liability (the “Company”), held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) to consider and vote on the proposals described under Item 5.07 of this Current Report on Form 8-K. At the Extraordinary General Meeting, the Company’s shareholders approved a proposal (the “Trust Amendment Proposal”) to amend the Company’s investment management trust agreement, dated as of August 12, 2021 (the “IMTA”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date by which the Company has to consummate a business combination from August 17, 2023 to August 17, 2024 or such earlier date as is determined by the Company’s board of directors (the “Board”) to be in the best interests of the Company (the “Extension”). Following such approval by the Company’s shareholders, the Company and Continental entered into Amendment No. 1 to the IMTA on August 15, 2023 (the “IMTA Amendment”).

The foregoing description of the IMTA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the IMTA Amendment, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 3.03.	Material Modification to Rights of Security Holders.

The information disclosed in Items 5.03 and 5.07 of this Current Report on Form 8-K with respect to the Extension Amendment Proposal and Extension Amendment (each as defined below) is incorporated by reference into this Item 3.03 to the extent required.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Extraordinary General Meeting, the Company’s shareholders approved an amendment to the Company’s amended and restated memorandum and articles of association (the “Extension Amendment”) to extend the date by which the Company has to consummate a business combination from August 17, 2023 to August 17, 2024 or such earlier date as is determined by the Board (the “Extension Amendment Proposal”). On August 15, 2023, the Company filed the Extension Amendment with the Registrar of Companies of the Cayman Islands.

The foregoing description of the Extension Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Extension Amendment, a copy of which is attached as Exhibit 3.1 hereto and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 15, 2023, the Company held the Extraordinary General Meeting to approve the Extension Amendment Proposal, the Trust Amendment Proposal and an adjournment proposal (the “Adjournment Proposal”), each as described in the definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 28, 2023 (the “Proxy Statement”). Present at the Extraordinary General Meeting were holders of 27,704,750 ordinary shares of the Company (consisting of 20,804,750 Class A ordinary shares and 6,900,000 Class B ordinary shares), in person or by proxy, representing 80.30% of the voting power of the Company’s ordinary shares as of July 25, 2023, the record date for the Extraordinary General Meeting (the “Record Date”), and constituting a quorum for the transaction of business at the Extraordinary General Meeting. As of the Record Date, there were 27,600,000 Class A ordinary shares and 6,900,000 Class B ordinary shares issued and outstanding. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Proxy Statement.

At the Extraordinary General Meeting, the Company’s shareholders approved the Extension Amendment Proposal and the Trust Amendment Proposal, in each case as defined and described in greater detail in the Proxy Statement.

The approval of the Extension Amendment Proposal required the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present, either in person or by proxy, and entitled to vote at the Extraordinary General Meeting, voted at the Extraordinary General Meeting. The approval of the Trust Amendment Proposal required the affirmative vote of holders of at least 65% of the issued and outstanding ordinary shares.

The Adjournment Proposal, as described in greater detail in the Proxy Statement, was not presented to the Company’s shareholders as the Extension Amendment Proposal and the Trust Amendment Proposal each received a sufficient number of votes for approval.

Set forth below are the final voting results for the proposals:

Proposal 1: The Extension Amendment Proposal

A proposal to approve and adopt an amendment to the Company’s Amended and Restated Memorandum and Articles of Association to extend the date that the Company has to consummate a business combination from August 17, 2023 to August 17, 2024 or such earlier date as is determined by the Company’s Board to be in the best interests of the Company, as further described in the Proxy Statement. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s shareholders:

For	Against	Abstentions	Broker Non-Votes
24,298,000	3,405,320	1,430	N/A

Proposal 2: The Trust Amendment Proposal

A proposal to approve an amendment to the Investment Management Trust Agreement, dated August 12, 2021, by and between the Company and Continental, to extend the date on which Continental must liquidate the Trust Account established in connection with the Company’s initial public offering if the Company has not completed its initial business combination from August 17, 2023 to August 17, 2024 or such earlier date as is determined by the Company’s Board to be in the best interests of the Company, as further described in the Proxy Statement. The following is a tabulation of the votes with respect to this proposal, which was approved by Kensington’s shareholders:

For	Against	Abstentions	Broker Non-Votes
24,298,000	3,405,320	1,430	N/A

Item 7.01.	Regulation FD Disclosure.

In connection with the Extraordinary General Meeting, holders of 23,057,267 Class A ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.64 per share, for an aggregate redemption amount of approximately $245.5 million.

The information provided in this Section 7.01 shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Exhibit

3.1	Amendment to Amended and Restated Memorandum and Articles of Association.

10.1	Amendment No. 1 to Investment Management Trust Agreement, dated as of August 15, 2023, by and between the Company and Continental Stock Transfer & Trust Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 15, 2023

KENSINGTON CAPITAL ACQUISITION CORP. V

By:	/s/ Daniel Huber
Name:	Daniel Huber
Title:	Chief Financial Officer